UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

AIM EXPLORATION INC.
(Exact name of registrant as specified in charter)

Nevada	333-182071	67-0682135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Green Valley Parkway, Suite 200 Henderson, Nevada	89012
(Address of principal executive offices)	(Zip Code)

1-844-246-7378
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01
Changes in Company's Certifying Accountant.

(a)
On August 13, 2015, the Board of Directors of Aim Exploration Inc. (the “Company”) dismissed David A. Aronson, C.P.A., P.A (“Aronson”) as the principal accountant for the Company.  The Company’s Board of Directors approved the dismissal of Aronson on the same date.  None of the reports of  Aronson, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company’s audited financial statements contained in its Form 10-K for the year ended August 31, 2013 and August 31, 2014, filed with the Commission on December 17, 2014, contained a going concern qualification in the Company's audited financial statements.

There were no disagreements between the Company and Aronson, for the two most recent fiscal years and any subsequent interim period through August 13, 2015 (the date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Aronson, would have caused them to make reference to the subject matter of the disagreement in connection with its report.  During the year ended March 31, 2015 and 2014, and the interim period through August 10, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Aronson prior to the date of the filing of this Report with the U.S. Securities and Exchange Commission (“SEC”) and requested that Aronson furnish a letter addressed to the SEC stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)
On or about August 13, 2015, the Company’s Board of Directors approved the engagement of Anton & Chia LLC (“Anton”) as its principal accountant to audit the Company’s financial statements as successor to Aronson.  During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with the entity of Anton regarding the application of accounting principles to a specific transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the entity of  Anton provide advice to the Company, either  written or oral, that was an important factor considered by the Company  in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted the entity of Anton on any matter that was the subject of a disagreement or a reportable event.

Item 9.01
Financial Statements and Exhibits.

Exhibit
Number	Description
16.1	Letter from Aronson dated August 19, 2015 regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of August 25, 2015.

Aim Exploration Inc.

By:	/s/ James Robert Todhunter
James Robert Todhunter President,
Chief Executive Officer